Exhibit 99.1

離職報告

Warren:

因老母親87歲，近期身體不適。需要我回國直接照料生活。上週安排我的太太回國承擔此項工作，但母親嘮叨非要見到我。無奈，我計畫在五月二十日回國。在五月十五日前，我有如下工作做好：

一、	組織五月十五日由鳳凰搬家。

二、	在五月十五日發佈廣告的前後準備工作。

三、	在六月份Chris專題宣講會的部分準備工作。

四、	兩個網站www.chinesecbdoil.com和www.chinesehempoil.com運營工作。現存貨物和貨款的交接。

五、	兩個網站的wechat\weibo\feacbook\tiwtter\E-mail等帳戶、密碼使用和交接。

我有個建議：

在離開公司後，只在形式上，保留我與公司關係，不需要支付工資福利。保持與您的領導關係，以方變工作聯繫。

1、	繼續國內HEMPOIL的市場開發準備工作。

2、	尋求機會做中小企業公司來美上市的項目。

3、	通過微銷方式，組建中文網、VIP客戶的服務團隊。

Warren ! 我沒有忘記為公司增加收入的機會！

誠摯的感謝您對我的信任。

鄧國旗

二〇一七年四月二十七日